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                                                                    EXHIBIT 99.2

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                              EMPLOYMENT AGREEMENT
                              --------------------

     AGREEMENT, made as of the 17th day of May, 1996, by and between POSITIVE RESPONSE TELEVISION, INC., a Delaware corporation (the "Company") and a wholly-owned subsidiary of National Media Corporation ("National Media"), and LISA LEVEY ("Executive").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Executive is willing to serve the Company on a full-time basis during the term hereof as a Vice President, subject to the terms and conditions hereinafter set forth; and

     WHEREAS, the Company desires to employ Executive in accordance with the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT. The Company hereby employs Executive, and Executive hereby accepts employment from the Company, upon the terms and conditions hereinafter set forth.

     2. TERM OF EMPLOYMENT. The term ("Term") of this Agreement shall commence as of May 17, 1996 (the "Commencement Date") and shall continue thereafter until the fifth anniversary of the Commencement Date (the "Initial Termination Date"), unless sooner terminated in accordance with the terms hereof. The Term of this Agreement shall be automatically renewed for successive one-year periods, and the Termination Date shall be automatically extended accordingly, unless this Agreement is terminated by either party upon six (6) months' written notice prior to the end of the then current Term. As used herein, "Term" shall refer to the initial Term of this Agreement as extended by any renewal Term then in effect; and "Termination Date" shall refer to the last day of the Term of this Agreement, as it may have been extended.

     3. DUTIES. Executive shall be engaged as, and hold the position of, Vice President of the Company. Executive shall have such authority and responsibilities as are normally attendant thereto and agrees to perform such duties and render such services consistent therewith, and as may from time to time be reasonably required of her by the Company. Executive shall devote her full business time, attention and best efforts to the affairs of the Company during the term of this

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Agreement.  Executive will report directly to the Company's Board of Directors
(the "Board") and the Chief Executive Officers of each of the Company and National Media.

     4.   COMPENSATION AND REIMBURSEMENT FOR EXPENSES.

          4.1 BASE SALARY. The Company shall pay to Executive a minimum base salary of Two Hundred Thousand Dollars ($200,000.00) per annum (as the same may be increased from time to time, the "Base Salary"). The Base Salary shall be payable in accordance with the Company's regular payroll practices, as determined by the Company's Board of Directors, in effect from time to time (but not less frequently than bi-monthly) and shall be subject to annual review and adjustment as the Board deems appropriate. The Base Salary may be increased or decreased from time to time in the discretion of the Company's Board; PROVIDED, HOWEVER, that Executive's Base Salary shall at no time be less than Two Hundred Thousand Dollars ($200,000.00).

          4.2 ANNUAL BONUS. In addition to the other amounts payable to Executive hereunder, Executive shall participate in National Media's Management Incentive Plan ("MIP"), beginning with National Media's Plan Year (as defined in the MIP) ending March 31, 1997 on terms similar to other executives of National Media holding comparable positions. The amount of bonus payable under the MIP shall be based on performance in accordance with the provisions of the plan, as determined by the Compensation Committee of National Media's Board of Directors. Should National Media or the Company adopt other annual or long-term bonus or incentive plans in lieu of or in addition to the MIP, Executive shall be entitled to participate in all such plans on terms comparable to other executives of National Media or the Company, as the case may be, holding comparable positions.

          4.3 REIMBURSEMENT OF EXPENSES. The Company will promptly reimburse Executive, upon receipt of vouchers therefor, for all reasonable and necessary expenses incurred by Executive for travel, entertainment and miscellaneous and other business expenses which are incurred in connection with the performance of her duties hereunder. Such reimbursements shall be made in accordance with the Company's regular reimbursement procedures and practices in effect from time to time for similarly situated officers of the Company or of National Media and its other subsidiaries.

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     5.   FRINGE BENEFITS.

          5.1 GENERAL. Executive shall be entitled to participate in any and all fringe and other benefit programs generally available to the officers of National Media and its subsidiaries, including without limitation, stock option plans, incentive plans, profit sharing plans, pension plans, thrift and savings plans, insurance plans, supplemental insurance and benefit plans. However, nothing contained in this subparagraph 5.1 shall be construed as requiring the Company or National Media generally to maintain any such fringe benefit program or to make any discretionary grant to Executive thereunder.

          5.2 PLANS. Executive shall be entitled to participate in any and all employee benefit and/or welfare plans, including but not limited to health, medical, and savings investment plans sponsored by the Company for its, or National Media for its and its subsidiaries', officers and/or employees, and receive any other benefits generally applicable to officers of the Company or those of National Media and its other subsidiaries. If the above-referenced health/medical plans do not cover female fertility treatments at least to the same extent that the health/medical insurance applicable to Executive under the coverage provided to Executive by the Company's predecessor in interest did, the Company shall, in addition to the foregoing, provide supplemental coverage to cover such treatments or reimburse Executive for the actual cost of such treatments.

          5.3 AUTOMOBILE ALLOWANCE. During the Term, the Company shall pay Executive a monthly automobile allowance of Six Hundred Dollars ($600.00) which shall be deemed to compensate Executive for all automobile related costs, including, but not limited to, insurance, fuel, maintenance, wear and tear, etc..

          5.4 VACATIONS; HOLIDAYS; SICK LEAVE. Executive shall be entitled to such number of paid vacation days in each calendar year as are generally awarded to senior officers of National Media and/or its subsidiaries holding comparable positions, but not less than three (3) weeks in any calendar year (prorated in any calendar year during which Executive is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which she is so employed). Executive shall not be permitted to carry over any portion of

                                       -3-
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Executive's accrued but unused vacation time from one fiscal year to the next fiscal year; PROVIDED, HOWEVER, that in the event applicable law renders the preceding clause unenforceable, Executive shall be permitted to carry over accrued but unused vacation time, but in no event shall Executive be permitted to accrue at any time more than three (3) weeks' vacation time. Executive shall also be entitled to all paid holidays and sick leave as are generally awarded to officers of National Media and/or its subsidiaries holding comparable positions.

          5.5 MATERNITY LEAVE MATTERS. The Company and National Media acknowledge that Executive may become pregnant during the term of her employment hereunder and that it may be necessary for her to take an extended maternity leave in order to safeguard her health and that of her child. Accordingly, Executive shall be entitled to paid maternity leave in accordance with National Media's short-term disability policy. In addition, Executive shall be entitled to unpaid maternity leave for up to an additional eight (8) weeks prior to and/or after such birth if she or her physician believe such leave is necessary or desirable. In addition, the Company and National Media agree that, to the extent that during any such pregnancy Executive is able to perform some of her job functions from her home, National Media and Executive will equitably adjust the terms of this Agreement to reflect any incremental costs incurred by the Company due to such arrangement and to further reflect the actual job functions which Executive is able to perform. Such diminished performance of her duties shall not constitute grounds for the Company to terminate this Agreement unless Executive has ceased to seek to perform her obligations hereunder in good faith.

     6. RESTRICTION ON TRANSFER OF NATIONAL MEDIA COMMON STOCK. Executive shall not (and Executive's husband, Michael Levey, shall not), without the prior written consent of National Media (which consent will not be unreasonably withheld), agree to or permit the sale, disposition or other transfer by her and/or her Permitted Transferees (as defined below) of more than 75,000 shares of National Media Common Stock (including any shares sold by Michael Levey) in any twelve (12) month period during the first thirty-six months following the date hereof (the "Transfer Restriction"). This Paragraph 6 shall in no way restrict or limit Executive's ability to (a) transfer shares of National Media Common Stock to her immediate family members or to a trust or

                                       -4-
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trusts for the benefit of her immediate family members for estate planning purposes or (b) pledge shares of National Media Common Stock to a financial institution as security for debt incurred by Executive (all transferees permitted by clause (a) and (b) are referred to herein as "Permitted Transferees"); PROVIDED, HOWEVER, that Executive and such Permitted Transferees shall (i) be bound by the Transfer Restriction and (ii) execute, prior to any such transfer to such Permitted Transferee, such documents as may be reasonably requested by the Company or National Media to evidence such Transfer Restriction.

          In the event that Executive's employment by the Company is (a) terminated by the Company for any reason other than pursuant to subparagraph 9.1(b) hereof or (b) terminated by Executive pursuant to subparagraph 9.1(c) hereof, the provisions of this Paragraph 6 shall terminate and be of no further force or effect.

     7. NON-DISCLOSURE. Executive shall not at any time during the Term of this Agreement or thereafter, except as properly required in the conduct of the business of the Company and as authorized by the Company, or as otherwise required by law or court order, disclose or authorize anyone else to disclose any secret, proprietary or confidential information, material or matter relating to the Company or any of its customers.

     8.   COVENANT NOT TO COMPETE.  From the Commencement Date through the fifth
(5th) anniversary of the Commencement Date, Executive shall not, without the prior written consent of the Company, engage directly or indirectly in any television infomercial venture or any television infomercial production activities which is competitive with the business of the Company or of National Media and shall not be an officer, director, employee, independent contractor or Substantial Owner of any such restricted business. "Substantial Owner" as used herein shall mean an owner of at least five percent (5%) of the beneficial equity or voting interests in a subject restricted business. Notwithstanding the foregoing, if (a) Executive terminates this Agreement pursuant to subparagraph 9.1(c) hereof, the restrictions described above shall terminate as of the date of such Termination; and (b) if the Company terminates Executive's employment other than pursuant to subparagraph 9.1(b) hereof, the restrictions described above shall terminate upon the cessation of any severance payments due Executive hereunder.

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          Executive acknowledges that the obligations and restrictions contained in this Paragraph 8, in view of the nature of the business in which the Company is engaged, are reasonable and necessary in order to protect the legitimate interests of the Company and that any violation thereof would result in irreparable injury to the Company. Executive understands and agrees that the remedies at law for any breach of the forgoing covenant may be inadequate and that the Company may be entitled to, in addition to all other remedies which it may have, enforcement of this Agreement by injunctive relief or by decree of specific performance in a court of competent jurisdiction. If one or more of the provisions contained in this Paragraph 8 shall for any reason be held to be excessively broad in scope, subject or otherwise, to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, as the case may be, so as to be enforceable to the maximum extent compatible with applicable law then in existence.

     9.   TERMINATION.

          9.1 Executive's employment under this Agreement shall terminate upon the occurrence of any of the following:

          (a) DEATH OR DISABILITY. In the event of Executive's death, this Agreement shall terminate as of the date of death. If Executive becomes "Permanently Disabled" (meaning that, in the opinion of an independent physician selected by National Media and reasonably satisfactory to Executive or her representative, she is unable to perform her duties hereunder due to partial or total mental or physical disability for an aggregate of 180 days (whether or not consecutive) in any consecutive twelve (12) month period). National Media shall have the right to terminate this Agreement by giving Executive thirty (30) days prior written notice thereof, and upon the expiration of such thirty (30) day period, Executive's employment under this Agreement shall terminate. If Executive shall resume her duties within thirty (30) days after receipt of such notice of termination and continue to perform such duties for four (4) consecutive weeks thereafter, this Agreement shall continue in full force and effect, without any reduction in Base Salary, other compensation and other benefits, and the notice of termination shall be considered null and void and of no effect.

          (b)  CAUSE.  For purposes of this Agreement, the Company shall have

                                       -6-

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"Cause" to terminate the Executive's employment if the Executive, in the reasonable judgment of the Company, (i) materially breaches any of her agreements, duties or obligations under this Agreement and has not cured, or commenced in good faith to cure, such breach within thirty (30) days after notice; (ii) embezzles or converts to her own use any funds of the Company or any client or customer of the Company; (iii) converts to her own use or unreasonably destroys any property of the Company without the Company's consent;
(iv) is convicted of a felony; (v) is adjudicated as mentally incompetent; or
(vi) is habitually intoxicated or is diagnosed by an independent medical doctor to be addicted to any unlawful drug or any controlled substance or drug which impacts upon her ability to perform her duties hereunder. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until the Executive has received thirty (30) days' prior written notice (the "Dismissal Notice") of such termination during which period she has been provided with the opportunity, with her legal counsel, to address the Company's board of directors with respect to the alleged grounds for the termination. In the event Executive does not dispute such determination within thirty (30) days after receipt of the Dismissal Notice, Executive shall not have the remedies provided pursuant to Paragraph 11 of this Agreement.

          (c) COMPANY BREACH. In the event of the Company's material breach of any provisions of this Agreement, Executive shall have the right to terminate her employment hereunder; provided that Executive shall give written notice to the Company of her intent to so terminate setting forth the basis for such termination, and the Company shall then have thirty (30) days after receipt of such notice to cure the subject breach.

          9.2 TERMINATION OBLIGATIONS OF EXECUTIVE. In the event Executive's employment under this Agreement is terminated, Executive, or her legal representative in case of termination by death or Executive's physical or mental incapacity to serve, shall:

          (a) by the close of the next business day following termination, resign from all corporate and board positions held in National Media, the Company and any of their respective subsidiaries and affiliated companies;

          (b) promptly return to a representative designated by the Company all property, including but not limited to, automobiles, keys, identification cards and credit cards of the

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Company or any of its subsidiaries or affiliated companies; and

          (c) incur no further expenses or obligations on behalf of the Company or any of its subsidiaries and affiliated companies.

     10.  TERMINATION COMPENSATION.

          10.1 COMPENSATION. Subject to the terms of subparagraph 10.2 hereof, in the event that Executive shall terminate her employment under this Agreement pursuant to subparagraph 9.1(c) above, or if the Company shall terminate Executive's employment under this Agreement prior to the Termination Date for any reason other than those set forth in subparagraphs 9.1(a) or (b), the Company shall (a) pay Executive or, in the event of Executive's death following termination, Executive's estate (i) her full Base Salary through the date of termination at the rate in effect at the time notice of such termination is given; and (ii) in lieu of any further salary or other payments to Executive hereunder for periods subsequent to the date of termination, the Company shall pay as liquidated damages to Executive in accordance with the terms of subparagraph 10.2 hereof an amount equal to her full Base Salary through the Termination Date (without regard to the actual date of termination of employment) calculable at the then current Base Salary, but in no event less than one (1) year's Base Salary; and (b) maintain in full force and effect for the continued benefit of Executive through the earlier of the Termination Date or Executive obtaining similar benefits through other employment, all employee benefit plans and programs, not including any stock option bonus or other corporation type plans, in which Executive was entitled to participate immediately prior to Executive's discharge or resignation, provided that Executive's continued participation is possible under the general terms and provisions of such benefit plans and programs and otherwise in accordance with applicable law. In the event that Executive's participation in any such benefit plan or program is barred, the Company shall make all reasonable efforts to arrange to provide Executive, at the Company's expense, with benefits substantially similar to those which Executive is entitled to receive under such plans and programs.

          10.2 In the event that Executive is entitled to receive severance in accordance with subparagraph 10.1(ii) hereof, such severance shall be paid to Executive in accordance with the Company's normal payroll practices in effect from time to time as if Executive

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was employed by the Company through the Termination Date; provided, however, that in the event that Executive violates the Covenant Not to Compete contained in Paragraph 8 hereof, in addition to all other rights and remedies which the Company may have, the foregoing severance shall only be payable through the date of such violation and the Company shall be entitled to cease providing Executive with the benefits to which she would otherwise be entitled.

          10.3 NO MITIGATION. Executive shall not be required to mitigate the amount of any payments provided for in subparagraph 10.1 above by seeking other employment or otherwise, nor shall the amount of any payment provided for herein be reduced by any compensation earned as a result of employment by another employer.

     11. CHANGE IN CONTROL. Within thirty (30) days following a Change in Control, as hereinafter defined, notwithstanding anything in this Agreement to the contrary, Employee may terminate this Agreement by giving the Company at least thirty (30) days' prior written notice of the effective date of such termination and upon such termination, all of the terms and provisions of this Agreement (including the provisions contained in Paragraph 8 hereunder) shall terminate and be of no further force and effect. As used in this Paragraph 11, a "Change in Control" shall be deemed to have occurred only if (a) any person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) acquires direct or indirect control over the voting power of the voting stock of National Media in a transaction not approved by the Company's Board of Directors or (b) a majority of the members of the Board of Directors of National Media cease being "Continuing Directors". A "Continuing Director" shall be deemed to be a member of the National Media Board of Directors who either is a National Media director on the date of this Agreement or is hereafter nominated for election or appointed to the National Media Board of Directors by the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or appointment.

     12. ARBITRATION. In the event of a dispute hereunder, both parties agree to resolve such dispute according to the policies and procedures of the American Arbitration Association ("AAA"). Within fifteen (15) days of notice of such dispute, the Executive or the Company, as the case may be, shall, in accordance with the Rules of AAA, file a petition with the AAA for arbitration

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of the dispute, in the City of Philadelphia, Pennsylvania.  The costs, including legal fees, of any such dispute shall be borne by the party incurring such costs. Such proceeding shall also determine all other disputes between the parties relating to Executive's employment. The parties covenant and agree that the decision of the AAA shall be final and binding and hereby waive their rights to appeal therefrom.

     13.  COUNSEL FEES AND INDEMNIFICATION.

          (a) In the event that it shall be necessary or desirable for the Executive to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any and all of her rights under this Agreement, including participation in any proceeding contesting the validity or enforceability of this Agreement and any arbitration proceeding pursuant to Paragraph 12 of this Agreement, the Executive shall be entitled to recover from the Company her reasonable attorneys' fees and costs and expenses in connection with the enforcement of her rights. No fees shall be payable if the Company is successful on the merits.

          (b) The Company shall indemnify, defend and hold Executive harmless to the maximum extent permitted by law against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees incurred by Executive, in connection with the defense of, or as a result of, any action or proceeding (or any appeal from any action or proceeding) in which Executive is made or is threatened to be made a party by reason of any act or omission of Executive in her capacity as an officer, director or employee of the Company, or of National Media or any of its subsidiaries, regardless of whether such action or proceeding is one brought by or in the right of the Company, to procure a judgment in its favor. Expenses (including attorneys' fees) incurred by Executive in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of Executive to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this subparagraph 13(b). National Media shall at all times include Executive as an insured under all of its directors and officers liability insurance, covering her services for National Media, the Company and any of their respective affiliates, on a basis at least as favorable as other officers of

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National Media.

          (c) The Company shall at all times fulfill the indemnification obligations of the Company's predecessor company.

          (d) The provisions of this Paragraph 13 shall survive termination of this Agreement and shall survive indefinitely with respect to any cost or liability incurred by Executive on account of any actual or alleged act, omission, or decision by Executive during the Term.

     14. NOTICES. Unless either party notifies the other to the contrary, any notice required hereunder shall be duly given if delivered in person or by registered first class mail or recognized overnight mail carrier:

               If to the Company, to:

                       Positive Response Television, Inc.
                       c/o National Media Corporation
                       1700 Walnut Street
                       Philadelphia, PA  19103
                       Attention:  President

               If to National Media, to:

                       National Media Corporation
                       1700 Walnut Street
                       Philadelphia, PA  19103
                       Attention:  President

               If to Executive, to:

                       Lisa Levey
                       Positive Response Television, Inc.
                       14724 Ventura Boulevard, Suite 600
                       Sherman Oaks, California 91403-3501

          15.  GENERAL PROVISIONS.

               15.1 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Executive, her designees, and her estate. Neither Executive, her designees, nor her estate shall commute, pledge, encumber, sell or otherwise dispose of the rights to receive the payments provided in this Agreement, which payments

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and the rights thereto are expressly declared to be nontransferable and nonassignable (except by death or otherwise by operation of law).

               15.2 SET-OFF. Executive hereby acknowledges and agrees that the Company shall have the right to set-off against any amounts payable by the Company to Executive under this Agreement all amounts payable to the Company by Executive under any other agreement or pursuant to any other arrangement.

               15.3 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Pennsylvania from time to time in effect.

               15.4 ENTIRE AGREEMENT. This Agreement represents the entire agreement between Executive and the Company with respect to the subject matter hereof. This Agreement may not be amended or modified except by a writing signed by the parties hereto. Any written amendment, waiver or termination hereof executed by the Company and Executive (or her estate) shall be binding upon them and upon all persons, without the necessity of securing the consent of any other person and no person shall be deemed to be a third party beneficiary under this Agreement.

               15.5 THIRD PARTY BENEFICIARIES. Except as provided in this Agreement, each of Executive and the Company intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than Executive and the Company. Notwithstanding the foregoing, Executive and the Company acknowledge that National Media shall receive the benefits of, and be entitled to enforce, all of the Company's rights contained in this Agreement.

               15.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

               15.7 NO WAIVER. Except as otherwise expressly set forth herein, no failure on the part of either party hereto to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

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               15.8  HEADINGS.  The headings of the paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict any of the terms or provisions hereof.

               15.9 NATIONAL MEDIA GUARANTEE. National Media hereby guarantees the obligations of the Company to Executive hereunder and agrees, in the event the Company is unable to fulfill its obligations to Executive pursuant to the terms hereof, to make such payments and provide such benefits to Executive in accordance with the terms of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                            POSITIVE RESPONSE TELEVISION,
                                   INC.


________________________         BY:  /S/ CONSTANTINOS I. COSTALAS
(SEAL)                                ----------------------------------------
                                      NAME:  CONSTANTINOS I. COSTALAS
                                      TITLE:  VICE PRESIDENT AND SECRETARY

WITNESS:


________________________              /S/ LISA LEVEY
                                      ----------------------------------------
                                      LISA LEVEY


          National Media hereby guarantees the obligations of the Company to Executive hereunder and agrees, in the event the Company is unable to fulfill its obligations to Executive pursuant to the terms hereof, to make such payments and provide such benefits to Executive in accordance with the terms of this Agreement.


ATTEST:                               NATIONAL MEDIA CORPORATION


________________________         BY:  /S/ CONSTANTINOS I. COSTALAS
(SEAL)                                ----------------------------------------
                                      NAME:  CONSTANTINOS I. COSTALAS
                                      TITLE: VICE CHAIRMAN